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                                                                   EXHIBIT 10.35


                          MEMORANDUM OF UNDERSTANDING

                                    between

                         SATCON TECHNOLOGY CORPORATION

                                      and

                          NORTHROP GRUMMAN CORPORATION

                               Entered into on

                               November 16, 1999
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                          MEMORANDUM OF UNDERSTANDING


     THIS MEMORANDUM OF UNDERSTANDING (MOU) is entered into between Northrop Grumman Corporation, a Delaware corporation by and through its Electronic Sensors and Systems Sector (ES3) with offices at Baltimore, Maryland (hereinafter referred to as "Northrop Grumman") and SatCon Technology Corporation, with offices at Cambridge, Massachusetts, a company organized and existing under the laws of Delaware (hereinafter referred to as the "SatCon").

WHEREAS, Northrop Grumman has entered into an Asset Purchase Agreement with SatCon for the sale of its Power Electronics Group (hereinafter the "Group").

WHEREAS, the parties desire to maintain a business relationship with one another, where feasible, in pursuit of new business and/ or in support of existing business where the parties can take advantage of the technology and experience of personnel associated with the Asset Purchase Agreement.

WHEREAS, Northrop Grumman competes for and has access to programs which could utilize the technologies and other assets sold to SatCon.

WHEREAS, the parties desire to explore the potential business opportunities available to determine if and how to best utilize these technologies and other assets.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein set forth and other good and valuable consideration, the parties hereto agree as follows:

                                   Article I
                                 GENERAL SCOPE
                                 -------------

     Within a reasonable time following execution of this MOU the parties will meet to review the current ES3 list of candidate opportunities identified in Exhibit A of this MOU, and, for the purpose of discussing the potential for other ES3 candidate opportunities commensurate with the technology and expertise of the Group. This list is to be updated between the parties as additional opportunities arise. The parties intend to undertake activities to identify the possibility of collaborative efforts, particularly with respect to the technologies and expertise of the Group, including but not limited to:

     Power Electronics e.g. motors, motor controls, power conversion, power control electronics

     Upon concurrence of the parties to a potential business opportunity currently known or subsequently identified under this MOU, Northrop Grumman agrees to consider the Group a preferred supplier, and provide the Group the opportunity to receive and respond to Northrop Grumman "Request for Proposal" to participate on any of the identified programs or projects. Any resulting subcontract contemplated by this agreement is subject to the Group being competitive in price, delivery, quality and performance, and, is subject to mutual agreement to terms and conditions.

     In addition to candidate opportunities, the parties recognize that, prior to the sale of the Group to SatCon, certain employees of the Group supported ongoing Northrop Grumman programs/ projects. The parties also recognize that the expertise or engineering services provided by these employees may continue to be required to complete Northrop Grumman's outstanding obligations or requirements. Therefore, the parties agree that SatCon will make the expertise and engineering services of those employees
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available to Northrop Grumman, subject to entering into a mutually acceptable engineering services agreement entered into between the parties setting forth the terms and conditions of any arrangement between Northrop Grumman and SatCon, including the pricing thereof.

                                   Article II
                                     COSTS
                                     -----

     Any and all costs, expense or liability to either party, caused by or arising from this MOU, its implementation, amendment or expansion shall be borne by each party separately and individually and neither party shall be liable or obligated to the other for any such costs, expense, or liabilityother than as set forth in any agreement hereafter entered into by the parties.

                                  Article III
                            PROPRIETARY INFORMATION
                            -----------------------

     During the course of this MOU, the parties hereto may exchange such proprietary information as may reasonably be necessary for each to perform its obligations hereunder. Such exchange shall be in accordance with a Proprietary Information Exchange Agreement simultaneously entered into by the parties.. Nothing contained within the terms of this MOU shall be deemed to modify the obligations or terms of Attachment A.

     All available means shall be used by both parties to avoid unauthorized disclosure or use of such information by employing no less than the same degree of care for said information that they use with respect to their own proprietary information.

                                   Article IV
                          RELATIONSHIP OF THE PARTIES
                          ---------------------------

     A. Each party shall act as independent contractor and neither party shall be deemed to act as agent for, partner of or joint venture with, the other party for any purpose whatsoever. It is understood and agreed that this MOU will in no way interfere with or prohibit either party engaging in their normal business activities which do not incorporate trade secrets or proprietary information of the other party to both government and commercial users. The parties agree and acknowledge that this MOU is not intended to establish an exclusive relationship in derogation of the applicable antitrust laws. Nothing in this MOU shall grant either party the right to make commitments of any kind for or on behalf of the other party without the prior written consent of the other party.

     B. If SatCon elects not to bid on one or more of the candidate opportunities identified in Exhibit A of this Memorandum of Understanding, or if SatCon's bid is unacceptable to Northrop Grumman for any reason, then Northrop Grumman shall have the unrestricted right to perform or have performed the statement of work offered to SatCon in connection with such business opportunity and to utilize the Intellectual Property, drawings, determination, specifications and other data transferred to SatCon under the Asset Purchase Agreement, within the scope of the license back-granted by SatCon to Northrop Grumman.

                                   Article V
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                                   ASSIGNMENT
                                   ----------

     Neither this MOU nor any interest herein may be assigned, in whole or in part, by either party hereto without the prior written consent of the other party, except that without securing such prior consent, Northrop Grumman shall have the right upon prior written notice to assign this MOU to any subsidiary or affiliate of Northrop Grumman, provided that such subsidiary or affiliate shall expressly assume all its obligations and liabilities under this MOU, and provided further, that Northrop Grumman shall remain liable and responsible to the other party for the performance and observance of all such obligations undertaken by such subsidiary or affiliate.


                                  Article VI
                          PUBLICITY AND NEWS RELEASE
                          --------------------------

     Except as otherwise required by applicable law any news release, public announcement, or advertisement to be released in connection with this MOU and the subject matter hereunder shall have the written concurrence of both parties prior to release.

                                  Article VII
                                   INDEMNITY
                                   ---------

     The employees of Northrop Grumman and SatCon shall obey all pertinent rules and regulations of the other party while on the premises of such party including those relating to the safeguarding of classified information. Each party shall indemnify and save harmless the other party from and against all claims for bodily injuries, including death, or damage to property caused by the fault or negligent act or omission of that party, their employees or agents, in connection with this MOU. Neither party shall be liable for consequential, indirect, incidental, or special damages by reason of its performance hereunder.

                                 Article VIII
                               TERM OF AGREEMENT
                               -----------------

     Except as otherwise expressly provided in Article III (proprietary information) and unless extended or terminated by mutual written agreement of the parties, this MOU shall automatically expire upon the elapsing of five (5) years from the date of execution.

                                  Article IX
                          APPLICABLE LAW AND DISPUTES
                          ---------------------------

     This agreement shall be governed and interpreted in accordance with the laws of Maryland except its rules in regard to choice of laws.

                                   Article X
                               ENTIRE AGREEMENT
                               ----------------

     This agreement constitutes the entire agreement between the parties and supersedes any prior oral or written agreement, commitments, understandings or communications with respect to the subject matter hereof. No change or amendment to this MOU shall be valid or effective unless executed in writing by both parties.
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IN WITNESS WHEREOF, the parties hereto have caused this MOU to be executed by their duly authorized representatives.


NORTHROP GRUMMAN CORPORATION             SATCON TECHNOLOGY CORPORATION



By: /s/ Albert Myers                     By: /s/ David B Eisenhaure
   ----------------------------             ------------------------------


Its: Corporate Vice President            Its: President
     and Treasurer                           -----------------------------
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                                   EXHIBIT A

                   List of Candidate Business Opportunities



ES3 Oceanic Division
--------------------


                       Program or Project Names: RIGEL
                              ASDS
                              LMRS
                              Other (Classified)

                              S2087      Northrop Grumman has an outstanding
                       offer on the S2087 Program. In the event of a successful win, it is anticipated that for the type of system proposed SatCon will be invited to bid on a Statement of Work for requirements related to the S2087 Energy Storage System, but if SatCon is unwilling to bid at the specified price level, its bid is unacceptable to Northrop Grumman or, if SatCon chooses to not bid, then Northrop Grumman shall proceed as provided in Section IV.B of the Memorandum of Understanding to which this Exhibit A is attached.


                 ES3 Systems Development & Technology Division


   Program or Project Names:  CHPs
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                                 Attachment A
                            PROPRIETARY INFORMATION


               The Parties anticipate the exchange of Proprietary Information in order to meet the intent and scope of the Memorandum of Understanding, the exchange of such Proprietary Information shall be in accordance with the following:

     1. Only that information disclosed in written form and identified by a marking thereon as proprietary, or oral information which is identified as proprietary at the time of disclosure and confirmed in writing within ten (10) days of its disclosure date, shall be considered proprietary and subject to the terms hereof. The party furnishing the proprietary information will be referred to as the "Disclosing Party" and the party receiving the proprietary information will be referred to as the "Receiving Party."

     2. The exclusive points of contact with respect to the delivery and control of proprietary information disclosed hereunder are designated by the parties as follows:

        SatCon                            SatCon Technology Corporation
                                          161 First Street
                                          Cambridge, MA 02142
                                          ATTN: David B. Eisenhaure

        Northrop Grumman:                 Susan M. Engler, MS A225
                                          Northrop Grumman Corporation
                                          Electronic Sensors and Systems Sector
                                          P.O. Box 17319
                                          Baltimore, Maryland 21203

        Either party may change its point of contact by written notice to the other.

     3. The Receiving Party agrees to hold information identified and disclosed as provided herein, in confidence, for a period of five (5) years from the date of its receipt, except that Northrop Grumman is authorized to disclose such information in a report to the United States Government subject to the restrictions imposed by and bearing the appropriate notice set forth in DoD Federal Acquisition Regulation Supplement (DFARS) Section 252.227-7013 or in a proposal to the United States Government subject to the restriction imposed by and bearing the legend set forth in Federal Acquisition Regulation (FAR) Section 52.215-1.

     4. Neither party shall be liable for disclosure pursuant to judicial action or government regulation or requirement, provided that the originating party is given prompt notice of such government or judicial action and is afforded an opportunity to respond prior to disclosure by the Receiving Party.

     5. Neither party shall disclose or use for manufacturing or any purpose, other than fulfilling the purpose of the Teaming Agreement and the contemplated prime contract and subcontract, any proprietary information disclosed to it by the other party in connection herewith. The foregoing shall not apply to any portion of such data which has been or is:

          (a) developed by the Receiving Party independently and without the benefit of information disclosed hereunder by the Disclosing Party;
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          (b)  lawfully obtained by the Receiving Party from a third party without restriction;

          (c)  publicly available without breach of the terms hereof;

          (d) disclosed without restriction by the Disclosing Party to a third party, including the United States Government; or

          (e) known to the Receiving Party prior to its receipt from the Disclosing Party.

     6. Each party shall use not less than the degree of care used to prevent disclosure of its own proprietary information to prevent disclosure of such information received hereunder. In no event, however, shall less than a reasonable standard of care be used.

     7. Except as may be required for the purpose of the Teaming Agreement, no copies are to be made of said information without written concurrence of the Disclosing Party. Such copies, when authorized, shall be controlled in accordance with the terms hereof and shall be subject to the recall provisions stated herein.

     8. All information received and identified as stated herein shall remain the property of the Disclosing Party and shall be returned upon request. Nothing contained herein shall be construed as a right or license, express or implied, under any patent or copyright, or application therefor, of either party by or to the other party.

     9. Any U.S. Government classified information disclosed by one party to the other shall be handled in accordance with the Department of Defense Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22-M) or the National Industrial Security Program Operating Manual (NISPOM), their supplements, and other applicable U. S. Government security regulations.

     10. The Receiving Party represents and warrants that no technical data furnished to it by the Disclosing Party shall be exported from the United States without first complying with all requirements of the International Traffic in Arms Regulations and the Export Administration Act, including the requirement for obtaining any export license, if applicable. The Receiving Party shall first obtain the written consent of the Disclosing Party prior to submitting any request for authority to export any such technical data.

     11. The obligations of each party with respect to proprietary information received hereunder shall remain in effect in accordance with the terms hereof notwithstanding the termination of the Memorandum of Agreement.